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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Dobson Communications Corporation
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             (Exact name of registrant as specified in its charter)

                Oklahoma                                73-1513309
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         (State of incorporation                     (I.R.S. Employer
             or organization)                       Identification No.)

 13439 North Broadway Extension, Suite 200
          Oklahoma City, Oklahoma                          73114
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  (Address of principal executive offices)               (Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. /X/

Securities Act registration statement file number to which form relates:
333-90759.

Securities to be registered pursuant to Section 12(b) of the Act:

                                       Name of each exchange on which
Title of each class to be registered   each class is to be registered
------------------------------------   ------------------------------
                None                                None

Securities to be registered pursuant to Section 12(g) of the Act:

        Class A Common Stock, $0.001 par value, per share
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                        (Title of class)

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ITEM 1.         DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED.

                       The information appearing under the caption "Description
                of Capital Stock" in the Prospectus forming a part of the Registration Statement on Form S-1 of the Registrant, as amended, (No. 333-90759) (the "S-1 Registration Statement") is incorporated by reference and such prospectus subsequently filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into this Registration Statement on Form 8-A.

ITEM 2.         EXHIBITS.

                       The following exhibits are incorporated by reference
                into this Registration Statement on Form 8-A from the exhibits of the S-1 Registration Statement.

               Exhibit Number
           to the S-1 Registration
                  Statement          Description of Exhibit
                -------------        ----------------------

                     3.1      Amended and Restated Certificate of Incorporation

                     3.2      Amended and Restated Bylaws

                     4.16     Form of Certificate of representing Class A
                              Common Stock



                                    SIGNATURES


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          DOBSON COMMUNICATIONS CORPORATION


Dated:    January 28, 2000                By: /s/ Ronald L. Ripley
                                              --------------------------------
                                              Ronald L. Ripley
                                              Vice President